UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2001

                      PHOENIX RESOURCES TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                  000-19708                     84-1034982
----------------------------      -----------                  -------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

        84 W. Santa Clara Street, Suite 300, San Jose, California 95113
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 242-8562

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On March 31, 2001 the board of directors passed a resolution to issue 13,000,000 thirteen million shares, at par value, to Michael Lamb, Secretary and Chief Operating Officer, for the purpose of maintaining corporate and shareholder integrity and to be used to replace and restore ongoing shareholder value.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

Exhibit No. Exhibit Description
----------- -------------------

10.1        Board Resolution dated March 31, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHOENIX RESOURCES TECHNOLOGIES, INC.

                                      By: /s/ Michael M. Lamb
                                          -----------------------------------
                                      Its: Secretary and Chief Operating Officer

Date: April 9, 2001

EXHIBIT INDEX

Exhibit No. Exhibit Description
----------- -------------------
10.1        Board Resolution dated March 31, 2001